SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):
October 30, 1996 (October 22, 1996)
-----------------------------------------------

                                CP FUNDING CORP.
                                ---------------
                            (A Delaware Corporation)
             (Exact name of registrant as specified in its Charter)

Delaware                               33-83762                  13-3777023
-------------------------------        --------------            --------------
(State or other jurisdiction of        Commission                (I.R.S.
incorporation or organization)         File No.                  Employer
                                                                 Identification
                                                                 No.)


                               CHELSEA PIERS, L.P.
                               ------------------
                        (A New York Limited Partnership)
u                  (Exact name of registrant as specified in its
                Certificate and Agreement of Limited Partnership)


New York                              33-83762                  13-3668842
-------------------------------       ---------------           ---------------
(State or other jurisdiction of       Commission                (I.R.S.
incorporation or organization)        File No.                  Employer
                                                                Identification
                                                                No.)


Chelsea Piers, Pier 62 - Suite 300
New York, New York  10011                         10011
---------------------------------------           ------------------
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (212) 336-6700


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Item 5 Other Events.
-------------------

     On October 22, 1996, Chelsea Piers L.P. ("Chelsea Piers) and the Commissioner of the Department of Transportation executed an amendment ("Lease Amendment"), dated as of June 30, 1996, to the original lease (the "Lease") dated June 24, 1994, with respect to the lease of premises known as Piers 59, 60, 61 and 62, located in the Borough of Manhattan, County of New York, City and State of New York. A copy of the Lease Amendment is attached hereto as Exhibit 10.24.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
--------------------------------------------------------------------------

          (a)  Exhibits:

               Exhibit 10.24 -- Amendment to Lease, dated as of June 30, 1996.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CP FUNDING CORP.



                                   By: /s/ Tom A. Bernstein
                                      -----------------------------
                                       Tom A. Bernstein, President


                                   CHELSEA PIERS, L.P.,
                                   a New York limited partnership

                                   By: Chelsea Piers Management, Inc.,
                                       Managing General Partner


                                   By:  /s/ Tom A. Bernstein
                                       ------------------------------
                                        Tom A. Bernstein, President

Date:  October 30, 1996

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